LONG-TERM DEBT	12 Months Ended
Feb. 28, 2023
Long-term Debt
LONG-TERM DEBT

11.	LONG-TERM DEBT

In September 2020, the Company entered into the TLC Water Rights Agreement. Pursuant to the agreement, the Company issued a promissory note for $1,363,613 (US$1,035,000) to be paid in four equal annual installments of $328,561 (US$258,750) plus accrued interest at a rate of 5% per annum. The promissory note was secured by a first priority deed of trust on the property related to this TLC Water Rights Agreement. On recognition, the promissory note was measured by discounting the annual installments plus accrued interest using a discount rate of 15% per annum.

$
As at February 28, 2021	1,139,269
Finance charge	139,986
Payment made	(401,512)
Foreign exchange adjustment	17,051
As at February 28, 2022	894,794
Finance charge	59,478
Payment made	(1,051,075)
Foreign exchange adjustment	96,803
As at February 28, 2023	-

In August 2022, the Company repaid the promissory note in full.